Exhibit 99.5

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE

ABS New Transaction

Computational Materials

$[263,580,000] (approximate)

Offered Certificates

Terwin Mortgage Trust

Asset-Backed Certificates, Series TMTS 2005-10HE

Specialized Loan Servicing, LLC

Servicer

JPMorgan Chase Bank, National Association

Servicing Administrator, Backup Servicer and Securities Administrator

U.S. Bank National Association

Trustee

May [5], 2005

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE

The attached tables and other statistical analyses (the “Computational Materials”) are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

The information contained herein with respect to the subordination levels and class sizes of the Certificates is subject to change at any time prior to the Closing Date, which is expected to be on or about July [28], 2005. The Prospectus will describe the material characteristics of the Certificates, including class sizes and subordination levels. All such information included herein is preliminary only, subject to revision, and expressly qualified in its entirety by the information appearing in the Prospectus. The class sizes and subordination levels shown herein reflect preliminary rating agency feedback based on currently-available information. They are subject to change to account for changes in interest rates and other factors which may occur prior to the Closing Date. It is not anticipated that the other transaction characteristics disclosed in the Prospectus will differ materially from those shown herein. Please refer to the Prospectus for a description of the Certificates and the Mortgage Loans as ultimately constituted.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

SCENARIO					1	2	3	4
Moody’s Ba1 LC#: 8.10%			Speed	Pricing	100% pricing	75% pricing	125% pricing	150% pricing
Rates					Forward	Forward	Forward	Forward
Triggers					Fail	Fail	Fail	Fail
Cleanup Call					To Maturity	To Maturity	To Maturity	To Maturity
Default P&I Advance					100% Advance	100% Advance	100% Advance	100% Advance
Default Severity					50%	50%	50%	50%
Default Recovery Lag				Months	6 months	6 months	6 months	6 months
Default Balance					Original Balance	Original Balance	Original Balance	Original Balance
CPR = CDR + CRR				Capped at prepay
CPR = CRR				PSA standard	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR
Class	Ratings SP/Moodys	Initial Bond Size	Sub- ordination
A (A1C)	AAA/Aaa	76.15	23.85	DM	37	37	37	37
				WAL	3.56	4.70	2.75	2.20
				MD	3.28	4.20	2.57	2.09
				Principal Window	Dec08 - Apr09	Jan10 - Jun10	Mar08 - May08	Aug07 - Nov07
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,604,046.68 (3.84%)
M1	AA+ / Aa1	3.70	20.15	DM	46	46	46	46
				WAL	3.91	5.16	3.04	2.41
				MD	3.55	4.55	2.83	2.28
				Principal Window	Apr09 - Aug09	Jun10 - Dec10	May08 - Oct08	Nov07 - Feb08
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,604,046.68 (3.84%)
M2	AA / Aa2	3.40	16.75	DM	50.000	50.000	50.000	50.000
				WAL	4.320	5.730	3.420	2.670
				MD	3.890	4.980	3.150	2.500
				Principal Window	Aug09 - Feb10	Dec10 - Aug11	Oct08 - Feb09	Feb08 - May08
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,604,046.68 (3.84%)
M3	AA / Aa3	2.05	14.70	DM	52.000	52.000	52.000	52.000
				WAL	4.710	6.270	3.730	2.900
				MD	4.190	5.380	3.400	2.700
				Principal Window	Feb10 - Jun10	Aug11 - Jan12	Feb09 - May09	May08 - Jul08
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,604,046.68 (3.84%)
M4	AA - / A1	1.80	12.90	DM	64.000	64.000	64.000	64.000
				WAL	5.040	6.740	3.990	3.180
				MD	4.430	5.690	3.600	2.940
				Principal Window	Jun10 - Oct10	Jan12 - Jul12	May09 - Sep09	Jul08 - Nov08
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,604,046.68 (3.84%)
M5	A+ / A2	1.60	11.30	DM	68.000	68.000	68.000	68.000
				WAL	5.380	7.270	4.260	3.420
				MD	4.690	6.040	3.820	3.130
				Principal Window	Oct10 - Feb11	Jul12 - Feb13	Sep09 - Dec09	Nov08 - Feb09
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,604,046.68 (3.84%)
M6	A / A3	1.50	9.80	DM	74.000	73.000	74.000	73.000
				WAL	5.760	7.830	4.550	3.660
				MD	4.970	6.400	4.050	3.330
				Principal Window	Feb11 - Jul11	Feb13 - Sep13	Dec09 - Apr10	Feb09 - May09
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,604,046.68 (3.84%)
B1	A -/ Baa1	1.40	8.40
B2	BBB+ / Baa2	1.20	7.20
B3	BBB / Baa3	1.10	6.10
B4	BBB - / Ba1	0.60	5.50
B5	BBB - / Ba2	1.00	4.50
B6	BB+ / NR	1.65	2.85
B7	BB / NR	1.00	1.85

OC		1.85

SCENARIO					5	6	7	8
Moody’s Ba1 LC#: 8.10%			Speed	Pricing	75% pricing	100% pricing	125% pricing	150%pricing
Rates					Forward + 200	Forward +200	Forward + 200	Forward + 200
Triggers					Fail	Fail	Fail	Fail
Cleanup Call					To Maturity	To Maturity	To Maturity	To Maturity
Default P&I Advance					100% Advance	100% Advance	100% Advance	100% Advance
Default Severity					50%	50%	50%	50%
Default Recovery Lag				Months	6 months	6 months	6 months	6 months
Default Balance					Original Balance	Original Balance	Original Balance	Original Balance
CPR = CDR + CRR				Capped at prepay
CPR = CRR				PSA standard	CPR = CRR	CPR = CRR	CPR = CRR	CPR = CRR
Class	Ratings SP/Moodys	Initial Bond Size	Sub- ordination
A (A1C)	AAA/Aaa	76.15	23.85	DM	37	37	37	37
				WAL	4.71	3.57	2.78	2.22
				MD	4.00	3.14	2.52	2.05
				Principal Window	Jan10 - Jun10	Dec08 - Apr09	Mar08 - Jun08	Sep07 - Nov07
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,609,388.63(3.84%)
M1	AA+ / Aa1	3.70	20.15	DM	46	46	46	46
				WAL	5.17	3.91	3.07	2.44
				MD	4.31	3.40	2.75	2.23
				Principal Window	Jun10 - Dec10	Apr09 - Sep09	Jun08 - Oct08	Nov07 - Feb08
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,609,388.63(3.84%)
M2	AA / Aa2	3.40	16.75	DM	50.000	50.000	50.000	50.000
				WAL	5.740	4.340	3.430	2.710
				MD	4.690	3.720	3.030	2.450
				Principal Window	Dec10 - Aug11	Sep09 - Feb10	Oct08 - Feb09	Feb08 - May08
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,609,388.63(3.84%)
M3	AA / Aa3	2.05	14.70	DM	52.000	52.000	52.000	52.000
				WAL	6.290	4.740	3.740	2.960
				MD	5.040	4.000	3.270	2.650
				Principal Window	Aug11 - Jan12	Feb10 - Jun10	Feb09 - Jun09	May08 - Aug08
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,609,388.63(3.84%)
M4	AA - / A1	1.80	12.90	DM	64.000	64.000	64.000	64.000
				WAL	6.760	5.080	4.010	3.210
				MD	5.310	4.220	3.460	2.850
				Principal Window	Jan12 - Jul12	Jun10 - Oct10	Jun09 - Sep09	Aug06 - Nov08
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,609,388.63(3.84%)
M5	A+ / A2	1.60	11.30	DM	68.000	68.000	68.000	68.000
				WAL	7.290	5.430	4.280	3.430
				MD	5.620	4.460	3.660	3.020
				Principal Window	Jul12 - Feb13	Oct10 - Mar11	Sep09 - Dec09	Nov08 - Feb09
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,609,388.63(3.84%)
M6	A / A3	1.50	9.80	DM	73.000	74.000	74.000	74.000
				WAL	7.850	5.840	4.590	3.680
				MD	5.930	4.720	3.880	3.210
				Principal Window	Feb13 - Sep13	Mar11 - Aug11	Dec09 - Apr10	Feb09 - May09
				Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
				Col Cumm Loss	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	11,177,999.96 (4.05%)	10,609,388.63(3.84%)
B1	A -/ Baa1	1.40	8.40
B2	BBB+ / Baa2	1.20	7.20
B3	BBB / Baa3	1.10	6.10
B4	BBB - / Ba1	0.60	5.50
B5	BBB - / Ba2	1.00	4.50
B6	BB+ / NR	1.65	2.85
B7	BB / NR	1.00	1.85

OC		1.85